UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 30, 2012
Date of Report (Date of earliest event reported)

ONTECO CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-53104	51-0668045
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19495 Biscayne Blvd. Suite 411 Aventura, Florida	33180
(Address of principal executive offices)	(Zip Code)

(305) 932-9795
Registrant’s telephone number, including area code

InfoSpi Inc.
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1. REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Licensing, Manufacturing and Distribution Agreement

Effective on April 30, 2012, the Board of Directors of Onteco Corporation, a Nevada corporation (the “Company”), approved and authorized the execution of a licensing, manufacturing and distribution agreement (the “Agreement”) with Jarlyn S.A., an Uruguayan corporation (“Jarlyn”). In accordance with the terms and provisions of the Agreement, Jarlyn shall be designated the exclusive licensee, manufacturer, distributor and re-seller of certain licensed technologies within the Oriental Republic of Uruguay (the “Territory”), including, but not limited to, the NexSense troffer, the NexSense linear cove fixture, the NexSense linear landing fixture and the NexSense recessed can fixture (the “Licensed Technology Products”).

In further accordance with the terms and provisions of the Agreement: (i) the Company shall grant to Jarlyn an exclusive license to the Licensed Technology Products, for the manufacturing and distribution of the Licensed Technologies, and for the use of the trademark in the Territory; (ii) the Company shall grant to Jarlyn exclusive distribution rights for the direct sale and resale to resellers or other channels of the Licensed Technology Products in the Territory; (iii) Jarlyn shall compensate the Company for the granting of the license and rights pertaining to the Licensed Technology Products by the transfer to the Company of 1,000,000 shares of common stock held of record by Jarlyn in a publicly traded company acceptable to the Company, which public company is Integral Bioenergies Systems SL, trading on the Frankfurt stock exchange under the symbol “8ib.F”; (iv) Jarlyn shall further compensate the Company for the granting of the license and rights pertaining to the Licensed Technology Products  by the payment of the sum of $200,000  U.S. Dollars as a one-time cash licensing fee; and (v) Jarlyn shall pay to the Company a royalty of ten percent (10%) of all gross revenues received by Jarlyn or its affiliates relating to sales, installation and services associated with the Licensed Technologies in the Territory.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

10.01	Licensing, Manufacturing and Distribution Agreement dated April 30, 2012 between Onteco Corporation and Jarlyn S.A.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONTECO CORPORATION

DATE: May 4, 2012	By:	/s/ Dror Svorai
Name: Dror Svorai
Title: President/Chief Executive Officer

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